                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549


                                      Form 8-K


                                   Current Report
                         Pursuant to Section 13 or 15(d) of
                        The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): February 22, 1999



                               TRIMARK HOLDINGS, INC.
               (Exact name of registrant as specified in its charter)

                                      Delaware
                   (State or other jurisdiction of incorporation)


                   0-18613                                95-4272695
              (Commission File                         (I.R.S. Employer
                   Number)                          Identification Number

              2644 30th Street
          Santa Monica, California                          90405
  (Address of principal executive offices)               (Zip code)



                                   (310) 314-2000

                (Registrant's telephone number, including area code)

ITEM 5.- OTHER EVENTS

On February 23, 1999, Trimark Holdings, Inc. (the "Registrant") and broadcast.com inc. announced an agreement in which the Registrant would license its library of films for distribution over the Internet via broadcast.com, and that the parties would exchange stock. A copy of the press release issued by the parties in connection with this matter is filed in this report as Exhibit 99.5 hereto.

ITEM 7.- FINANCIAL STATEMENTS AND EXHIBITS

a.   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.
     Not applicable.

b.   PRO FORMA FINANCIAL INFORMATION
     Not applicable.

c.   EXHIBITS

     Exhibit 99.5 - The press release issued by the Registrant and broadcast.com inc. on February 23, 1999 is filed as Exhibit 99.5 to this report and incorporated in this report by reference for all purposes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                 TRIMARK HOLDINGS, INC.
                                ------------------------
                                      (Registrant)


Date:   March 5, 1999            /s/Jeff Gonzalez
                                ------------------------
                                 Jeff Gonzalez
                                 Chief Financial Officer

INDEX TO EXHIBITS
Exhibit No.      Description                                  Method of Filing

  99.5           Press release of the Registrant              filed herewith
                 and broadcast.com inc. dated                 electronically
                 February 23, 1999